Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 6, 2019, by and between NAVIDEA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the investors listed on Schedule I attached hereto (each an “Investor” and collectively, the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement by and among the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A.     Upon the terms and subject to the conditions of the Purchase Agreement, (i) the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, an aggregate of $1,851,945.80 of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to the terms of the Purchase Agreement (such shares, the “Purchase Shares”); and

B.     To induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.     DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.     “Person” means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b.     “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

c.     “Registrable Securities” means all of the Purchase Shares, and any shares of capital stock issued or issuable with respect to the Purchase Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

d.     “Registration Statement” means a registration statement of the Company covering only the sale of the Registrable Securities.

2.     REGISTRATION.

a.     Registration. Subject to the provisions hereof, within thirty days of the date of this Agreement, the Company shall file a registration statement for resale under the 1933 Act of all or part of the Registrable Securities. The Company shall use its commercially reasonable efforts to have the Registration Statement or any amendment declared effective by the SEC as soon as reasonably practicable. Subject to Permitted Delays (as defined below) and Section 3(e), the Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144 promulgated under the 1933 Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registrable Securities (the “Registration Period”). Except as contemplated in Section 3(e), and except with respect to the information furnished in writing to the Company by the Investors expressly for use in connection with the preparation of the Registration Statement and any amendments or supplements thereto or prospectus contained therein (as to which the Company makes no representation or warranty), the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

b.     Rule 424 Prospectus. The Company shall, to the extent required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, a prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investors and its counsel shall have two (2) Business Days to review and comment upon such prospectus prior to its filing with the SEC. The Investors shall use its reasonable best efforts to comment upon such prospectus within two (2) Business Days from the date the Investors receive the final version of such prospectus.

c.     Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all such Registrable Securities as soon as reasonably practicable. The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof.

3.     RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Sections 2(a) and (c), including on any New Registration Statement, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.     The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, subject to Permitted Delays and Section 3(e) hereof and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Should the Company file a post-effective amendment to the Registration Statement or a New Registration Statement, the Company will use its reasonable best efforts to have such filing declared effective by the SEC within thirty (30) consecutive Business Days following the date of filing, which such period shall be extended for an additional thirty (30) Business Days if the Company receives a comment letter from the SEC in connection therewith. If (i) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under a Registration Statement or a New Registration Statement, then the Company may postpone or suspend filing or effectiveness of such Registration Statement or New Registration Statement or use of the prospectus under the Registration Statement or New Registration Statement for a period not to exceed sixty (60) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(a) for more than ninety (90) days in the aggregate during any twelve (12) month period (each, a “Permitted Delay”).

b.     The Company shall submit to Investors for review and comment any disclosure in the Registration Statement, any New Registration Statement and all amendments and supplements thereto (other than prospectus supplements that consist only of a copy of a filed Form 10-K, Form 10-Q or a Current Report on Form 8-K or any amendment as a result of the Company’s filing of a document that is incorporated by reference into the Registration Statement or New Registration Statement) containing information provided by such Investor for inclusion in such document and any descriptions or disclosure regarding such Investor, the Purchase Agreement, including the transaction contemplated thereby, or this Agreement at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably and promptly objects. Upon request of Investor, the Company shall provide to such Investor all disclosure in the Registration Statement or any New Registration Statement and all amendments and supplements thereto (other than prospectus supplements that consist only of a copy of a filed Form 10-K, Form 10-Q or Current Report on Form 8-K or any amendment as a result of the Company’s filing of a document that is incorporated by reference into the Registration Statement or New Registration Statement) within reasonable period of time for review and comment, and not file any document in a form to which Buyer reasonably and promptly objects. Each Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto as soon as practicable after Buyer receives the final version thereof. The Company shall furnish to the Investors, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c.     Upon request of Investor, the Company shall furnish to such Investor, (i) promptly after the same is prepared and filed with the SEC, at least one electronic or PDF copy of the Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of a Registration Statement, a electronic or PDF copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including electronic or PDF copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d.     The Company shall use reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification is available, the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor reasonably requests, (ii) subject to Permitted Delays, prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e.     Subject to Permitted Delays, as promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify each Investor in writing if the Company has determined that the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as reasonably practical (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of premature disclosure of such event or facts) prepare a prospectus supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon Investor’s request, deliver a copy of such prospectus supplement or amendment to such Investor. In providing this notice to Investor, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Common Stock to such Investor. The Company shall also promptly notify the Investors in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investors by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. In no event shall the delivery of a notice under this Section 3(e), or the resulting unavailability of a Registration Statement, without regard to its duration, for disposition of securities by Buyer be considered a breach by the Company of its obligations under this Agreement. The preceding sentence in this Section 3(e) does not limit whether an event of default has occurred as set forth in Section 9(a) of the Purchase Agreement.

f.     The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practical time and to notify the Investors of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.     The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities if the Principal Market (as such term is defined in the Purchase Agreement) is an automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h.     The Company shall cooperate with the Investors to facilitate the timely preparation and delivery of certificates or book-entry forms (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates or book-entry forms to be in such denominations or amounts as Investors may reasonably request and registered in such names as such Investors may request.

i.     The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j.     If reasonably requested by Investor, the Company shall (i) as promptly as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as such Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as promptly as practicable once notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement (including by means of any document incorporated therein by reference).

k.     The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

l.     Within two (2) Business Days after any Registration Statement is ordered effective by the SEC, the Company shall deliver to the Transfer Agent for such Registrable Securities (with copies to the Investors) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A. Thereafter, if reasonably requested by the Investors at any time, the Company shall deliver to the Investors a written confirmation of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is currently effective and available to the Investors for sale of all of the Registrable Securities.

m.     The Company agrees to take all other reasonable actions as necessary and reasonably requested by Investor to expedite and facilitate disposition by such Investor of Registrable Securities pursuant to any Registration Statement.

4.     OBLIGATIONS OF THE INVESTORS.

a.     Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

b.     Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or any notice of the kind described in the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until such Investor’s receipt (which may be accomplished through electronic delivery) of the copies of the filed supplemented or amended registration statement and/or prospectus contemplated by Section 3(f) or the first sentence of Section 3(e). In addition, upon receipt of any notice from the Company of the kind described in the first sentence of Section 3(e), each Investor will immediately discontinue purchases or sales of any securities of the Company unless such purchases or sales are in compliance with applicable U.S. securities laws. Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to deliver as promptly as practicable shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Investor has received a Purchase Notice or VWAP Purchase Notice (both as defined in the Purchase Agreement) prior to such Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which such Investor has not yet settled.

5.     EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.     INDEMNIFICATION.

a.     To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls such Investor, the members, the directors, officers, partners, employees, agents, representatives of such Investor and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any third party losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld) or reasonable expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor or such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Claim is based on a failure of such Investor to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(c) or Section 3(e); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9.

b.     In connection with the Registration Statement or any New Registration Statement or prospectus, each Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about such Investor expressly for use in the Registration Statement or any New Registration Statement or from the failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9.

c.     Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.     The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

e.     The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.     CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any party who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.     REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.     use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

b.     use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required to satisfy the current public information requirements of Rule 144;

c.     furnish to the Investors so long as the Investors owns Registrable Securities, as promptly as practicable at Buyer’s request, (i) a written statement by the Company that it has complied in all material respects with the requirements of Rule 144(c)(1)(i) and (ii), and (ii) such other information, if any, as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

d.     take such additional action as is reasonably requested by the Investors to enable the Investors to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be reasonably requested from time to time by the Investors and otherwise provide reasonable cooperation to the Investors and the Investors’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Buyer shall, whether or not it is pursuing any remedies at law, be entitled to seek equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors; provided, however, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company remains the surviving entity immediately after such transaction shall not be deemed an assignment. The Investors may not assign its rights under this Agreement without the prior written consent of the Company.

10.     AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors holding a [majority] of the outstanding Registrable Securities.

11.     MISCELLANEOUS.

a.     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon receipt, when sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party); or (iv) one (1) Business Day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Navidea Biopharmaceuticals, Inc.
4995 Bradenton Avenue, Suite 240
Dublin, Ohio 43107
Telephone:	614-973-7490
Attention:	Jed Latkin
Email:	jlatkin@navidea.com

With a copy (which shall not constitute notice) to:

Thompson Hine LLP
335 Madison Avenue
12th Floor
New York, New York 10017-4611
Telephone:	212-908-3905
Attention:	Faith L. Charles
Email:	Faith.Charles@ThompsonHine.com

If to Investor: the address set forth on such Investor’s signature page.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least one (1) Business Day prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, and recipient facsimile number, (C) electronically generated by the sender’s electronic mail containing the time, date and recipient email address or (D) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt in accordance with clause (i), (ii), (iii) or (iv) above, respectively. Any party to this Agreement may give any notice or other communication hereunder using any other means (including messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless it actually is received by the party for whom it is intended.

b.     No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

c.     The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.     This Agreement, the Purchase Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the subject matter hereof and thereof.

e.     Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

f.     The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

g.     This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction of a) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

h.     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j.     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Jed A. Latkin
Name:	Jed A. Latkin
Title:	Chief Executive Officer, Chief Operating Officer,
and Chief Financial Officer

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

BUYER:

NAME
BY: Keystone Capital Partners LLC

BY:
By:	/s/ Fredric Zaino
Name:	Fredric Zaino
Title:	Manager

Address:	139 Fulton Street, Suite 412
New York, NY 10038

Telephone:	(646) 349-0916
Facsimile: Attention: Email:

With a copy to:

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

BUYER:

NAME
BY: John K. Scott, Jr.

BY:
By:	/s/ John K. Scott, Jr.
Name:
Title:

Address:	5251 DTC Parkway
Suite 285
Greenwood Village, CO 80111

Telephone:
Facsimile: Attention: Email:

With a copy to:
Winstead PC 401 Congress Ave Suite 2100 Austin, TX 78701 512-370-2818 Attn: James Ruiz Email: JRuiz@winstead.com

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

BUYER:

/s/ Irwin Bain
NAME Irwin Bain

Address:

185 South Drexel Avenue
Bexley, Ohio 43209

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

BUYER:

NAME
BY: Donald E. Garlikov

BY:
By: /s/ Donald E. Garlikov
Name: Donald E. Garlikov
Title:

Address:	41 S. High St.
Suite 3400
Columbus, OH 43215

Telephone:	614-221-1054
Facsimile:
Attention:
Email:	deg@garlikovcompanies.com

With a copy to:

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

BUYER:

/s/ William J. Regan
NAME

Address:

1297 West Island Club Sq
Vero Beach, FL 32963

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[Date]

[Transfer Agent]

[Address]

[Address]

Attention: [Contact]

RE: NAVIDEA BIOPHARMACEUTICALS, INC.

Ladies and Gentlemen:

We refer to that certain Stock Purchase Agreement, dated as of November ___________, 2019 (the “Purchase Agreement”), entered into by and between NAVIDEA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”) and the investors listed therein (the “Investors”) pursuant to which the Company has agreed to issue to the Investors shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), in an amount up to $[____], in accordance with the terms of the Purchase Agreement. In connection with the transactions contemplated by the Purchase Agreement, the Company has registered with the U.S. Securities and Exchange Commission (the “SEC”) the sale by the Investors of the following shares of Common Stock:

(1)	up to [Total # of Purchase Shares, including Initial Purchase Shares] shares of Common Stock (the “Purchase Shares”).

In connection with the transactions contemplated by the Purchase Agreement, the Company has filed a registration statement on Form S-[__] (File No. 333_________) (the “Registration Statement”) with the SEC relating to the sale by the Investors of the Purchase Shares. Accordingly, we advise you that (i) the SEC has entered an order declaring the Registration Statement effective under the Securities Act of 1933 Act (the “1933 Act”) at ___ [A./P.]M. on __________, 20__, (ii) we have no knowledge, after review of the stop order notification website maintained by the SEC, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and (iii) the Purchase Shares and the Commitment Shares are available for sale under the 1933 Act pursuant to the Registration Statement. Accordingly, and in reliance on certain covenants made by the Investors regarding the manner of sale of the Shares, certificates or book-entry forms representing the Shares may be issued without any restrictive legend.

Very truly yours,

By: ____________________ Thompson Hine LLP

CC:     [_]